HIGHPEAK ENERGY

1Q22 Presentation

May 2022



DISCLAIMER

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control.

These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2022 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given data and cumulative production prior to such given data for developed wells. Original oil in place, or "OOIP" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor OOIP constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

This presentation contains projections for HighPeak, including with respect to its operating margin, capital expenditures, drilling pace, average lateral lengths, production, operating expenses and well results. HighPeak's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if HighPeak's assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside its control. Accordingly, there can be no assurance that the projected results are indicative of HighPeak's future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDAX, operating margin and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non- GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivates and hedged as including the effects of derivatives. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and includes market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

HIGHPEAK ENERGY: CORE MIDLAND PURE-PLAY

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Value Generation

Overview and Key Statistics

Production and Profitability:

- 1Q22 average (~83% oil, 93% liquids)[1][2] ~12.1 Mboe/d
- HighPeak last 7-day average ~25.0 Mboe/d
- HPK + Hannathon pro forma last 7-day average >28.0 Mboe/d

- Additional 36 gross (30.5 net) horizontal wells in various stages of drilling and completion at March 31, 2022
- Industry-leading all-in-cost and full cycle economics with Q1/22 unhedged **cash operating margin** of $71.71/Boe [3]

Acreage:

- Pro forma acreage > 91,000 net acres; an increase of ~45% compared to 63,000 net acres at year-end 2021
- ~43,000 in Flat Top and ~48,000 in Signal Peak

Hannathon Acquisition:

- Entered an agreement to acquire Howard County assets for total consideration of $255 million cash and ~ 3.78 million shares of HighPeak common stock
- Acquired production and ~150 net locations for ~3x multiple on 2022E EBITDAX
- Shared infrastructure & acreage overlap expected to provide ~$70 million of present value synergies

Pro Forma Acreage Position and Selected Offset Operators



Dawson
Borden
Scurry
Martin
Flat Top
Howard
Signal Peak
Mitchell
Midland
Glasscock
Sterling
HighPeak
Bayswater
Callon
Diamondback
Laredo
Surge
Murchison
Ovintiv
Pioneer
Sinclair
SM Energy

Source: Acreage map per Enverus and company reports.
(1) Production average not inclusive of Hannathon Q1 volumes
(2) Production average only includes ~6 days of Q1 Flat Top acquisition production volumes
(3) Unhedged cash operating margin defined as unhedged realized prices less LOE, GP&T expenses and production and ad valorem taxes.

PRO FORMA PRODUCTION GROWTH



Q1/2021
Q2/2021
Q3/2021
Q4/2021
Q1/2022
Q2/2022E
Q3/2022E
Q4/2022E
2023E
Key Events
A Winter Storm Uri
B Offset Frac'ing
C Production recovery & acceleration
Pro forma FY 2023E Avg. Guidance: 62 – 72 Mboe/d
Pro forma FY 2022E Exit Guidance: 47 – 53 Mboe/d
Pro forma FY 2022 Guidance: 32 – 37.5 Mboe/d
Pro forma with Hannathon
HPK standalone ~25 Mboe/d
5.3 Mboe/d
8.8 Mboe/d
8.2 Mboe/d
14.9 Mboe/d
12.1 Mboe/d
Legacy HighPeak Rigs
RIG #2
RIG #3
RIG #4
RIG #5



FY 2021 Avg.	Est. FY 2022 Avg.	Est. FY 2023 Avg.
9.3 Mboe/d	32-37.5 Mboe/d	62-72 Mboe/d

Average Production (MBOE/d)	~9.3	32 – 37.5	62 - 72
Exit Production Rate (MBOE/d)	~14.8	47 - 53	75 - 85
Annualized EBITDA ($MM)[1]	$164	$750 - $860	$1,500 - $1,800
Exit Rate EBITDA ($MM)[1]		$1,100 – $1,300	$1,850 – $2,200
Capex excl. Acquisitions ($MM)	$236	$825 – $900	-
Rigs Running	1 – 3	~5 rigs + Hannathon 1 rig	6
Gross Op. Wells TIL per year	25[2]	95 – 115	150 – 175

(1) Reflects EBITDAX margins applied to midpoint of production guidance and midpoint of 2022 cash costs of $11.125/Boe assuming $85 – $100 oil and flat $5.00 gas.
(2) Includes 1 Salt-Water Disposal well.

2022 ACQUISTIONS – ADDING CASH FLOW, SCALE AND DEVELOPMENT RUNWAY

"Checked All the Boxes"

Flat Top Area - Bolt-On Acquisitions



WellBore
CLEARFORK
JOMILL
L_SPBY
M_SPBY
DEAN
WC A
WC B
WC D

- ☑ Added > 10,000 net acres; Currently drilling on acquired acreage
- ☑ 2022E acquired production to average ~ 2.5 MBoe/d
- ☑ Saltwater disposal system
- ☑ Significant local non-potable water sourcing capacity
- ☑ Infield crude oil gathering pipelines

Signal Peak Area - Hannathon Acquisition



WellBore
CLEARFORK
JOMILL
L_SPBY
M_SPBY
DEAN
WC A
WC B
WC D
Acreage
HighPeak
Hannathon

- ☑ ~ 18,600 net acres
- ☑ 2022E avg. production ~5 MBoe/d; YE22E exit production ~7.5 MBoe/d
- ☑ 2022E EBITDAX[1] ~$117 million
- ☑ ~150 net locations with NPV-10 of ~$15-20mm/well [2]
- ☑ Integrated infrastructure synergies provide ~$70 million of present value

(1) Based on flat $105/bbl oil price deck
(2) Economics based on 12,500' laterals and flat $105/bbl oil price deck

Q1/2022 MARGINS

Unhedged EBITDA margins for the 3 months ended 3/31/22 ($/Boe)[1]

- Strong oil-weighted margins
- Positioned to accelerate margin growth with LOE reduction initiatives and dilution of fixed costs



~$73
$69.92
Illustrative margin uplift from near-term power projects and G&A/Boe reduction pro forma for Hannathon acquisition
$57.72
$57.42
$57.26
$57.06
$50.20
$48.43
$47.08
$45.35
Peer average: $52.57/Boe
HPK
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

All BOEs are not created equal

- Q1/2022 margins are **21% above** nearest peer with continued expansion expected as production scales
  - Further near-term margin improvements expected with energization of 60 MW substation and 13 MW solar farm
- HPK pro forma adjusted margin (~$73/Boe) is **~39% higher** vs. Q1/2022 peer average
  - On a peer-equivalent EBITDA margin basis, HPK's pro forma production is equivalent to **~39 Mboe/d**[2]

Source: Public filings
(1) EBITDA and production for the 3 months ended 3/31/22 based on Q1/22 figures as filed. Peers include CDEV, CPE, ESTE, FANG, LPI, MTDR, PXD and SM. EBITDA calculation for peers reflects Adjusted EBITDAX for the 3M ended period as calculated and presented by each respective company and not further adjusted by HighPeak.
(2) Based on HPK + Hannathon current pro forma production and peer average unhedged EBITDA margin of $52.57/Boe

FLAT TOP ACTIVITY

Summary

- **Drilling**
  - Average ~4 rigs during remainder of 2022
  - Primary focus of co-developing LS/WCA
- **Completions**
  - Avg. ~1-2 frac crews for remainder of 2022
  - Greater than 70% of Flat Top stimulation fluid was recycled produced water in Q1
- **Infrastructure**
  - **60 MW Substation commissioned**
    - Removal of rental generators
    - Ability to run drilling rigs on electrical power
  - **13 MW Solar farm**
    - Estimated completion in Q3/2022
  - **Local sand mine**
    - Operations starting in ~ June 2022
    - Potential savings of ~ $300k/well
  - **Water Infrastructure**
    - Currently servicing 100% stim fluid needs for two frac crews
  - **Gathering**
    - Crude oil in-field gathering system – initial segment online
    - Low-pressure gas system is operational



Northwest wells demonstrate peak oil rates of ~1,300 bopd
Gas Plant
WellBore
CLEARFORK
JOMILL
L_SPBY
M_SPBY
DEAN
WC A
WC B
WC D
East wells demonstrate peak oil rates ~1,200 bopd
B-Side WC D → ~950 bopd

SIGNAL PEAK ACTIVITY

Summary

- Remaining 2022 Outlook
  - Average ~ 1 rig on legacy HighPeak acreage
  - Continuation of 1 rig drilling program on Hannathon acquired acreage
  - Delineation across position in progress
    - New LS, WA & WD well results meeting or exceeding management's expectations
    - New WD well results in the area continue to be positive

- Current Operations
  1. Martin 10,000' WA / 10,000' LS
     - Online in Feb/22 & Apr/22
     - Rates still inclining with current production ~ 1,000 bopd / ~ 800 bopd
  2. Partee 15,000' WD / Powell 15,000' WD
     - Online April 2nd & 4th
     - Current rates ~ 800 - 900 bopd
     - Successful test of ~ 30,000 lateral feet of WD reservoir across center of acreage position
  3. Powell 10,000' WD
     - Online April 23rd
     - Ramping up, currently ~500 bopd
  4. Partee 15,000' WD / Partee 15,000' WD
     - Estimated online in June
     - Recycling produced fluid on current frac
  5. MCC Unit 4 well pad, 12,500' WD laterals
     - Estimated online in Sept.



Acreage
HighPeak
Hannathon
WellBore
L_SPBY
WC A
WC B
WC C
WC D

SIGNAL PEAK INFRASTRUCTURE DEVELOPMENT


Refinery
Infrastructure
HighPeak – Water Line
Hannathon – Water Line
Hannathon – Frac Pit
Hannathon – SWD
Acreage
HighPeak
Hannathon

- **HighPeak System**
  - Infrastructure design and implementation in progress
  - Continue buildout of HighPeak's water system to provide for increased recycling capabilities
  - Drill one saltwater disposal well on legacy HighPeak acreage
- **Hannathon system**
  - 3 existing SWDs and in-field gathering pipelines covering the core of their acreage position
  - 7 frac pits with ~ 2 million barrels of water storage capacity


$30
$25
$20
$15
$10
$5
$0
1.20
1.00
0.80
0.60
0.40
0.20
0.00
NPV10 ($mm)
Payout (yrs)
$70
$80
$90
$100
$110
WTI OIL PRICE ($/Bbl)
BASE CAPEX
CAPEX less $0.5mm
BASE CAPEX
CAPEX plus $0.5mm

Base Capital Economics

	$90/bbl	$100/bbl	$110/bbl
D,C,E&F Capital ($mm)		$10.73	
Gross IP365 (Boe/d)		731	
% Oil		75%	
Oil EUR (Mbo)		660	
Gas EUR (Mmcf)		1,999	
Total EUR (Mboe)		993	
Reserves (% oil / % liquid)		57% / 83%	
F&D ($/Boe)		$12.39	
NPV10 ($mm)	$19	$22	$26
IRR	>160%	>200%	>200%
Recycle Ratio[2]	5.4x	6.2x	7.1x
Payout (years)[3]	0.6	0.5	0.4

Single well economics deliver quick payout & high NPV10
Low break-even oil price of ~$34/bbl

1. Single well economics based on type curves from year-end 2021 reserve report for Wolfcamp D for 15,000' laterals
2. Recycle Ratio calculated using 1Q22 differentials & costs excluding G&A & hedging expenses
3. From first production.

ESG AND SUSTAINABILITY STRATEGY

Great for the environment and for the Company's bottom line

- ✓ Q1 – Recycled > 70% of Flat Top stimulation fluids

- ✓ Substation removes ~50 rental generators
- ✓ Drilling with solar power in ~Q3

- ✓ Local sand mine will reduce total trucked miles
- ✓ Utilization of wet sand will reduce combustion emissions

- ✓ Gathering systems reduce trucking and emissions
- ✓ Flat Top oil gathering system will result in removal of ~ 160 trucks/day[1]

- ✓ Zero employee safety incidents
- ✓ Diverse workforce and Board of Directors

Due to HighPeak's unique position, our ESG initiatives are both environmentally and fiscally rewarding to all stakeholders



Environment
HighPeak ESG Initiatives
Shareholders
Employees

1. Assumes current gross operated horizontal oil production at Flat Top and ~180 Bo/truck.

HIGHPEAK ENERGY

Sand	Trucking	Pipe	Fuel	Water
Began contracting for local sand at fixed prices in 2021	Sand mine proximity reduces trucking costs	Aggressively started pre-purchasing pipe and equipment in 2021	Substation Electrification project started in early 2021. Plan to run multiple rigs off highline power	Water system provides increased recycling capability

Due to preemptively looking ahead to combat rising inflation & supply chain pressures, HighPeak expects to stay within budgeted capex guidance

Updated Pro Forma Outlook

	2022			2023		
	Low		High	Low		High
Production						
Average Rate (Boe/d)	32,000	-	37,500	62,000	-	72,000
Exit Rate (Boe/d)	47,000	-	53,000	75,000	-	85,000
Capex ($ millions)						
Capital Expenditures, D,C,E & F	$790	-	$860			
Capital Expenditures, Land/Infra/Other	$35	-	$40			
Capital Expenditures, Total[1]	**$825**	-	**$900**			
Unit Measures ($/Boe)						
Lease Operating Expenses	$5.00	-	$5.50			
Production Taxes	$4.25	-	$5.00			
General & Administrative	$1.00	-	$1.50			
Total Cash Costs	**$10.25**	-	**$12.00**			
Gross Operated Wells -- TIL						
Total (wells)	**95**	-	**115**	**150**	-	**175**
Flat Top (%)	*60%*	-	*75%*			
Signal Peak (%)	*25%*	-	*40%*			
Realized Pricing and Differentials[2]	**Pct**		**Diff**			
Oil	81%		-$0.40 WTI			
Gas	8%		25% HH			
NGL	11%		50% WTI			

Estimated Average Production



FY 2021
Est. FY 2022
Est. FY 2023
9.3 Mboe/d
32-37.5 Mboe/d
62-72 Mboe/d
2022: 240% – 300% over 2021
2023: 560% – 670% over 2021

Estimated Exit Rate Production



4Q 2021
Est. 2022 Exit
Est. 2023 Exit
14.9 Mboe/d
47-53 Mboe/d
75-85 Mboe/d
2022: 210% – 250% over 2021
2023: 400% – 470% over 2021

(1) Total Capital Expenditures excluding acquisitions.
(2) Gathering, Processing and Transportation deducts included in realized prices.

COMPANY OBJECTIVES

- Responsible Growth
- Strong Balance Sheet
- Operational Excellence
- Peer Leading Margins

HIGHPEAK ENERGY, INC.

Contact Information

Corporate Headquarters
421 W. 3rd St., Suite 1000
Fort Worth, TX 76102
www.highpeakenergy.com

Ryan Hightower, Vice President - Business Development
(817) 850-9204
IR@highpeakenergy.com





Appendix

HEDGES[1]

Summary

- Average volumes of ~7,213 Bo/d hedged for remainder of 2022 at average price of $72.25/bbl[2]
- Hedged volumes reflect ~ 25% of remaining projected 2022 oil volumes[3]

	VOL (MBbl)	Price
2022-Q2	1,039.8	$71.96
2022-Q3	456.4	$75.15
2022-Q4	487.4	$70.14
2023-Q1	441.0	$70.05
2023-Q2	200.2	$57.22



DAILY VOL
Mid 2022 Guidance
Midpoint 2022 Guidance[3] = ~28,000 Bo/d (~81% oil)
Current Unhedged Volumes
DAILY OIL VOLUME (bo/d)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23

(1) Current hedges as of May 18th, 2022.
(2) Remaining average volumes calculated from 2Q22 through YE22
(3) Reflects updated guidance following Hannathon Acquisition

Reconciliation of Net Income to EBITDAX

(in thousands)	Three Months Ended
	31-Mar-22
Net loss	$ (16,664)
Interest expense	5,252
Income tax benefit	(158)
Depletion, depreciation and amortization	17,024
Accretion of discount	54
Exploration and abandonment expense	209
Stock based compensation	3,976
Derivative-related noncash activity	41,633
Other income	(250)
EBITDAX	**$ 51,076**
Hedge settlements (gain)/loss	24,761
Unhedged EBITDAX	**$ 75,837**

Unhedged Cash Operating Margin Reconciliation

(in thousands)	Three Months Ended
	31-Mar-22
Oil, NGL and natural gas sales (including deducts)	$ 92,229
Less: lease operating expenses	(9,446)
Less: production & ad valorem taxes	(5,006)
Cash Operating Margin	**$ 77,777**
Divided by: Production (Mboe)	1,084.7
Cash Operating Margin per Boe, excluding effects of derivatives	**$ 71.71**

FLAT TOP DEVELOPMENT DELIVERS TOP TIER ECONOMICS[(1)]



$30
$25
$20
$15
$10
$5
$0
NPV10 ($mm)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Payout (yrs)
$70
$80
$90
$100
$110
WTI OIL PRICE ($/Bbl)
NPV10: BASE CAPEX
PO: BASE CAPEX
PO: CAPEX less $0.5mm
PO: CAPEX plus $0.5mm

Base Capital Economics

	$90/bbl	$100/bbl	$110/bbl
D,C,E&F Capital ($mm)		$7.25	
Gross IP365 (Boe/d)		509	
% oil		92%	
Oil EUR (Mbo)		701	
Gas EUR (Mmcf)		569	
Total EUR (Mboe)		795	
Reserves (% oil / % liquid)		84% / 94%	
F&D ($/Boe)		$11.56	
NPV10 ($mm)	$18	$21	$24
IRR	>190%	>200%	>200%
Recycle Ratio[2]	5.8x	6.7x	7.6x
Payout (years)[3]	0.6	0.5	0.5

Single well economics deliver quick payout & high NPV10
Low break-even oil price of ~$29/bbl

1. Single well economics based on average type curves from year-end 2021 reserve report for Lower Spraberry & Wolfcamp A for 12,500' laterals
2. Recycle Ratio calculated using Q1/22 differentials & costs excluding G&A & hedging expenses
3. From first production.

HIGHPEAK WELL ACTIVITY
As of March 31, 2022

FLAT TOP


LEGEND
Producing
In Progress
Non-HighPeak

SIGNAL PEAK


LEGEND
Producing
In Progress
Non-HighPeak

	Rig Released Wells				Turned In Line				In Progress[1]	
	1Q22		2022 YTD		1Q22		2022 YTD		As of March 31, 2022	
	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
OP	22	19.7	22	19.7	20	16.0	20	16.0	32	29.7
NONOP	3	0.4	3	0.4	0	0.0	0	0.0	4	0.7
TOTAL	**25**	**20.1**	**25**	**20.1**	**20**	**16.0**	**20**	**16.0**	**36**	**30.5**
SWD	1	1.0	1	1.0					0	0.0

1. In Progress includes 9 gross (8.3 net) wells drilling on March 31, 2022.